Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 22. Commitments and Contingencies
Purchase Commitments
We have various purchase commitments extending through 2030 for materials, supplies and services entered into in the ordinary course of business. Certain contracts allow for changes in minimum required purchase volumes in the event of a temporary or permanent shutdown of a facility. The contractual purchase prices for substantially all of these contracts are variable based upon market prices, subject to annual negotiations. We have a limited number of contracts which require a minimum payment even if no volume is purchased. We expect to incur the following payments for unconditional purchase obligations recognized on our consolidated balance sheet as of December 31, 2021:

Year ended December 31,	Amount
2022	$14
2023	7
2024	16
 Legal Proceedings
Overview
We accrue liabilities related to legal matters when they are either known or considered probable and can be reasonably estimated. Legal matters are inherently unpredictable and subject to significant uncertainties, and significant judgment is required to determine both probability and the estimated amount. Some of these uncertainties include the stage of litigation, available facts, uncertainty as to the outcome of any legal proceedings or settlement discussions, and any novel legal issues presented.
In addition to the matters discussed below, we are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in these consolidated financial statements, we do not believe that the outcome of any of these matters will have a material effect on our financial condition, results of operations or liquidity.
Shareholder Litigation
On February 8, 2019 we, certain of our executive officers, Huntsman and certain banks who acted as underwriters in connection with our IPO and secondary offering were named as defendants in a proposed class action civil suit filed in the District Court for the State of Texas, Dallas County (the "Dallas District Court"), by an alleged purchaser of our ordinary shares in connection with our IPO on August 3, 2017 and our secondary offering on November 30, 2017. The plaintiff, Macomb County Employees’ Retirement System, alleges that inaccurate and misleading statements were made regarding the impact to our operations, and prospects for restoration thereof, resulting from the fire that occurred at our Pori, Finland manufacturing facility, among other allegations. Additional complaints making substantially the same allegations were filed in the Dallas District Court by the Firemen's Retirement System of St. Louis on March 4, 2019 and by Oscar Gonzalez on March 13, 2019, with the third case naming two of our directors as additional defendants. The cases filed in the Dallas District Court were consolidated into a single action, In re: Venator Materials PLC Securities Litigation.
On May 8, 2019, we filed a "special appearance" in the Dallas District Court action contesting the court’s jurisdiction over the Company and a motion to transfer venue to Montgomery County, Texas and on June 7, 2019 we and certain defendants filed motions to dismiss. On July 9, 2019, a hearing was held on certain of these motions, which were subsequently denied. On January 21, 2020, the Court of Appeals for the Fifth District of Texas reversed the Dallas District Court’s order that denied the special appearances of Venator and certain other defendants, and rendered judgment dismissing the claims against Venator and certain other defendants for lack of jurisdiction. The Court of Appeals also remanded the case for the Dallas District Court to enter an order transferring the claims against Huntsman to the Montgomery County District Court. On March 19, 2020, plaintiffs from the Dallas District Court case filed suit in New York State Court (New York County) against Venator and the other defendants dismissed from the Dallas District Court case, making substantially the same allegations as were filed in the Dallas District Court. On July 31, 2020, Venator and the other defendants filed a motion to dismiss all claims in the New York State Court case. On March 22, 2021, the New York State Court entered an order dismissing the individual claims of plaintiffs with prejudice as time-barred, and without prejudice to the rights of the putative class. On April 22, 2021, plaintiffs filed a notice of appeal regarding the dismissal by the New York State Court. In the first quarter of 2022, Venator, Huntsman and other defendants in these state court cases entered into an agreement with plaintiffs to settle plaintiffs’ individual claims for an amount not material to Venator’s financial statements.
An additional case was filed on July 31, 2019, in the U.S. District Court for the Southern District of New York by the City of Miami General Employees' & Sanitation Employees' Retirement Trust, making substantially the same allegations, adding claims under sections 10(b) and 20(a) of the Exchange Act, and naming all of our directors as additional defendants. A case also was filed in the U.S. District Court for the Southern District of Texas by the Cambria County Employees Retirement System on September 13, 2019, making substantially the same allegations as those made by the plaintiff in the case pending in the Southern District of New York. On October 29, 2019, the U.S. District Court for the Southern District of New York entered an order transferring the case brought by the city of Miami General Employees' & Sanitation Employees' Retirement Trust to the U.S. District Court for the Southern District of Texas, where it was consolidated into a single action with the case brought by the Cambria County Employees' Retirement Trust and is now known as In re: Venator Materials PLC Securities Litigation.
On January 17, 2020, plaintiffs in the consolidated federal action filed a consolidated class action complaint. On February 18, 2020, all defendants joined in a motion to dismiss the consolidated complaint, which plaintiffs opposed, and for which oral argument was heard on May 14, 2020. On July 7, 2021, the court issued a decision granting in part and denying in part defendants’ motion to dismiss the consolidated complaint for failure to state a claim under Federal Rule of Civil Procedure 12(b)(6). The court’s decision also indicated plaintiffs may seek leave to replead those claims that were dismissed by August 9, 2021, certain of which claims plaintiffs did replead. The Company has entered into settlement in principle with the plaintiffs, subject to completion and execution of definitive documentation and court approval. Substantially all of the Company’s payment obligations under the settlement as currently structured will be covered by insurance.
Tronox Litigation
On April 26, 2019, we acquired intangible assets related to the European paper laminates product line from Tronox. A separate agreement with Tronox entered into on July 14, 2018 requires that Tronox promptly pay us a “break fee” of $75 million upon the consummation of Tronox’s merger with The National Titanium Dioxide Company Limited (“Cristal”) once the sale of the European paper laminates business to us was consummated, if the sale of Cristal’s Ashtabula manufacturing complex to us was not completed. The deadline for such payment was May 13, 2019. On April 26, 2019, Tronox publicly stated that it believes it is not obligated to pay the break fee.
On May 14, 2019, we commenced a lawsuit in the Delaware Superior Court against Tronox arising from Tronox's breach of its obligation to pay the break fee. We are seeking a judgment for $75 million, plus pre- and post-judgment interest, and reasonable attorneys' fees and costs. On June 17, 2019, Tronox filed an answer denying that it is obligated to pay the break fee and asserting affirmative defenses and counterclaims of approximately $400 million, alleging that we failed to negotiate the purchase of the Ashtabula complex in good faith. The parties have engaged in discovery and the preparation of expert reports. On February 4, 2021, the parties participated in mediation as required by Delaware courts, during which no settlement was reached. A trial on the merits is expected to occur during the first half of 2022. While we believe we will prevail on adjudication of these matters, we are unable to determine the likelihood of an unfavorable outcome and we have not made any accrual with regard to this matter.
Neste Engineering Services Matter
We are party to an arbitration proceeding initiated by Neste Engineering Services Oy (“NES”) on December 19, 2018 for payment of invoices allegedly due of approximately €14 million, or $17 million at December 31, 2021, in connection with the delivery of services by NES to the Company in respect of the Pori site rebuild project. While we have fully accrued for the value of these invoices, we are contesting their validity and filed counterclaims against NES on March 8, 2019. In the arbitration proceeding, our defense and counterclaim were filed on April 17, 2020. NES filed its reply and defense to counterclaim on September 18, 2020. Venator filed its rejoinder on December 20, 2020 and NES filed its rejoinder to reply to defense and counterclaim on February 19, 2021. A hearing during which the arbitration panel will hear the parties’ respective fact witnesses and arguments is scheduled for July 2022.
Calais Pipeline Matter
The Region Hauts-de-France (the “Region”) has issued two duplicate title perception demands against us requiring repayment of €12 million, or $14 million at December 31, 2021. This sum was previously paid to us by the Region under a settlement agreement, pursuant to which we were required to move an effluent pipeline at our Calais site. We filed claims with the Administrative Court in Lille, France on February 14, 2018 and April 12, 2018, requesting orders that the demands be set aside, which suspended enforcement of the demands. On July 12, 2018, the court set aside the first demand. The second demand remains suspended, but in dispute. The parties have lodged various arguments and responses regarding the second demand with the court. The court hearing for this matter has been scheduled for the second quarter of 2022. While we believe we will prevail on adjudication of these matters, we are unable to determine the likelihood of an unfavorable outcome and we have not made any accrual with regard to this matter.
Scarlino Gypsum Developments
Our Scarlino, Italy TiO2 manufacturing facility generates gypsum as a by-product of the manufacturing process, which has been landfilled on-site and also transported for use in the reclamation of a nearby former quarry owned and operated by third parties. Our Scarlino site and the quarry and their respective owner entities and site management are subjects of an investigation by the Italian Public Prosecutor’s Office concerning whether our Scarlino site and the quarry operator are in full compliance with applicable laws and permits with regard to the use of gypsum for reclamation at the quarry. Additionally, we expect there will no longer be capacity for gypsum at the quarry under existing required governmental approvals beyond the second quarter of 2022.
In June 2021, we requested government approval for a project for the use of gypsum in a specified on-site area on our Scarlino site in an amount that would be sufficient to operate the facility for another approximately twelve months from the date of approval at current operating rates. In November 2021, we received a notice of a negative opinion from relevant authorities in relation to that project. Subsequently, we engaged with those authorities to determine appropriate revisions to the project. We have submitted a revised request for government approval in February 2022, regarding which we await a further determination by authorities. During the first half of 2022, we also intend to apply for approval for a second-phase project to use gypsum in an adjacent on-site area which would provide additional capacity sufficient to operate the site for a second additional year. If governmental authorities do not timely approve the proposals for additional capacity at the on-site area, we intend to curtail TiO2 production at the facility to reduce the rate at which the remaining capacity at the quarry is consumed and, if necessary, to stop production at the facility, until such time as approvals are received or an alternative solution for gypsum becomes available. We continue to pursue longer term options, including off-site landfill capacity, reducing the volume of gypsum produced in our process and developing new business opportunities for the sale of gypsum for commercial use.